SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 15, 2005
                Date of Report (Date of earliest event reported)



                           Circuit Research Labs, Inc.
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             (Exact name of registrant as specified in its charter)



Arizona                          0-11353                        86-0344671
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(State or other jurisdiction   (Commission                   (IRS Employer
of incorporation)              File Number)                  Identification No.)


1302 West Drivers Way
Tempe, Arizona                                                          85284
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(Address of principal executive offices)                              (Zip Code)



                                 (480) 403-8300
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              (Registrant's telephone number, including area code)

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 15, 2005, the Company and Dialog4 System Engineering GmbH entered into an agreement whereby all disputes between them have been settled. As was discussed in prior periodic reports filed by the Company with the Securities and Exchange Commission, the disputes arose in connection with the Asset Purchase Agreement between the Company and Dialog4, pursuant to which the Company in January 2002 purchased assets of Dialog4. We have paid to Dialog4 $490,000 at the time the settlement papers were signed and will pay an additional $475,000 one year after the settlement date (i.e., on or before April 15, 2006). The Company also agreed to file with the SEC a registration statement under the Securities Act of 1934 by June 30, 2005. The registration statement will cover any sales by Dialog4 of the 1,250,000 shares of common stock which we issued to Dialog4 on January 18, 2002 as partial payment of the purchase price of assets we bought.

     As part of the settlement, the Company resolved a separate employment dispute that had been under litigation in Germany between Berthold Burkhardtsmaier and the Company. Mr. Burkhardtsmaier agreed to resign from the Board of Directors for the Company; the Company agreed to pay him approximately 324,000 Euros in monthly installments of 5,400 Euros for 60 months.

     Dialog4 dismissed the Arizona litigation without prejudice and when all the terms and conditions of the settlement agreement have been met Dialog4 and the Company will release each other from any further claims arising out of or related to the Asset Purchase Agreement.


ITEM 5.02(b) DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Pursuant to the settlement agreement described in Item 1.01 above, Berthold Burkhardtsmaier resigned from the Board of Directors on April 15, 2004, effective immediately.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     10.1 Settlement Agreement and Release, dated April 15, 2005, between Dialog4 Systems Engineering GmbH, et al. and the Registrant.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CIRCUIT RESEARCH LABS, INC.




Date: April 19, 2005                            By: /s/ Robert McMartin
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                                                    Robert McMartin
                                                    Vice President and
                                                    Chief Financial Officer